CONTRIBUTION AGREEMENT

                            dated as of ______, 2001
                                    between

                     HERSHA HOSPITALITY LIMITED PARTNERSHIP
                           and HERSHA HOSPITALITY, LLC



                                as Contributors,

                                      and

            SHREE ASSOCIATES, JSK II ASSOCIATES, SHREEJI ASSOCIATES, KUNJ ASSOCIATES, SHANTI III ASSOCIATES, DEVI ASSOCIATES,
        NEIL H. SHAH, DAVID L. DESFOR, AND SHREENATHJI ENTERPRISES, LTD.


                                  as Acquirors

               IN CONNECTION WITH THE CONTRIBUTION AND ACQUISITION
                  OF PARTNERSHIP INTERESTS IN 1844 ASSOCIATES,
                   OWNER OF BEST WESTERN INDIANA, PENNSYLVANIA

                             CONTRIBUTION AGREEMENT
                             ----------------------

     THIS CONTRIBUTION AGREEMENT, dated as of the       day of          , 2001,
                                                  -----        --------
between HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (the "Partnership Contributor" or "HHLP") and HERSHA HOSPITALITY, LLC, a Virginia limited liability company (the "Corporate Contributor" or "HHLLC") (collectively, the "Contributors") and SHREE ASSOCIATES ("Shree"), JSK II ASSOCIATES ("JSK II"), SHREEJI ASSOCIATES ("Shreeji"), KUNJ ASSOCIATES ("Kunj"), SHANTI III ASSOCIATES ("Shanti III"), DEVI ASSOCIATES ("Devi"), all Pennsylvania limited partnerships ("the "Partnership Acquirors"), NEIL H. SHAH ("Shah"), DAVID L. DESFOR ("Desfor") (the "Individual Acquirors"), AND SHREENATHJI ENTERPRISES, LTD. ("SEL"), a Pennsylvania corporation (the "Corporate Acquiror") (collectively, the "Acquirors"), and provides:



                                    ARTICLE I
                                    ---------
                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------

     1.1     Definitions.   The following terms shall have the indicated
             ------------
meanings:

          "Act of Bankruptcy" shall mean if a party hereto or any general
          -------------------
partner thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts,
(g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner, (2) the appointment of a receiver, custodian, trustee or liquidator or such party or general partner or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 consecutive days.

          "HHLP-Shree Assignment and Assumption Agreement" shall mean that
          ------------------------------------------------
certain assignment and assumption agreement whereby HHLP assigns and Shree assumes the HHLP-Shree Interest.

          "HHLP-JSK II Assignment and Assumption Agreement" shall mean that
          -------------------------------------------------
certain assignment and assumption agreement whereby HHLP assigns and JSK II assumes the HHLP-JSK II Interest.

          "HHLP-Shreeji Assignment and Assumption Agreement" shall mean that
           ------------------------------------------------
certain assignment and assumption agreement whereby HHLP assigns and Shreeji assumes the HHLP-Shreeji Interest.

          "HHLP-Kunj Assignment and Assumption Agreement" shall mean that
           ---------------------------------------------
certain assignment and assumption agreement whereby HHLP assigns and Kunj assumes the HHLP-Kunj Interest.

          "HHLP-Shanti III Assignment and Assumption Agreement" shall mean that
           ---------------------------------------------------
certain assignment and assumption agreement whereby HHLP assigns and Shanti III assumes the HHLP- Shanti III Interest.

          "HHLP-Devi Assignment and Assumption Agreement" shall mean that
           ---------------------------------------------
certain assignment and assumption agreement whereby HHLP assigns and Devi assume the HHLP - Devi Interest.

          "HHLP-Shah Assignment and Assumption Agreement" shall mean that
           ---------------------------------------------
certain assignment and assumption agreement whereby HHLP assigns and Shah assumes the HHLP- Shah Interest.

          "HHLP-Desfor Assignment and Assumption Agreement" shall mean that
           -----------------------------------------------
certain assignment and assumption agreement whereby HHLP assigns and Desfor assumes the HHLP- Desfor Interest.

          "HHLLC-SEL Assignment and Assumption Agreement" shall mean that
           ---------------------------------------------
certain assignment and assumption agreement whereby HHLLC assigns and SEL assumes the HHLLC - SEL Interest.

          "Assignment and Assumption Agreements" shall mean the HHLP-Shree
           ------------------------------------
Assignment and Assumption Agreement, HHLP-JSK II Assignment and Assumption Agreement, the HHLP-Shreeji Assignment and Assumption Agreement, the HHLP-Kunj Assignment and Assumption Agreement, the HHLP-Shanti III Assignment and Assumption Agreement, the HHLP-Devi Assignment and Assumption Agreement, the HHLP-Shah Assignment and Assumption Agreement, the HHLP-Desfor Assignment and Assumption Agreement, and the HHLLC-SEL Assignment and Assumption Agreement.

          "Authorizations" shall mean all licenses, permits and approvals
          ----------------
required by any governmental or quasi-governmental agency, body or officer for the ownership, operation and use of the Property or any part thereof.

          "Closing" shall mean the Closing of the contribution and acquisition
          ---------
of the Interests pursuant to this Agreement.

          "Closing Date" shall mean the date on which the Closing occurs.
          --------------

          "Consideration" shall mean $1.8 Million payable to the Contributors at
          ---------------
Closing in the manner described in Section 2.3.
                                   ------------

          "Continuing Liabilities" shall include liabilities arising under
           ----------------------
operating agreements, equipment leases, loan agreements, or proration credits at Closing, but shall exclude any liabilities arising from any other arrangement, agreement or pending litigation.

          "Escrow Agent" shall mean Sentinel Agency,  2146 North Second Street,
          --------------
Harrisburg, Pennsylvania, 17110, Telephone: (717) 234-2666, Fax: (717) 234-8198.

          "FIRPTA Certificates" shall mean the affidavit of each of  the
          ---------------------
Contributors under Section 1445 of the Internal Revenue Code certifying that such Contributor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and the Income Tax Regulations), in form and substance satisfactory to the Acquirors.

          "Governmental Body" means any federal, state, municipal or other
          -------------------
governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

          "Hotel" shall mean the hotel and related amenities located on the
          -------
Land.

          "Improvements" shall mean the Hotel and all other buildings,
          --------------
improvements, fixtures and other items of real estate located on the Land.

          "HHLP-Shree Interest" shall mean all right, title and interest of HHLP
          --------------------
in the Partnership, consisting of a 5% limited partnership interest in the Partnership.

          "HHLP-JSK II Interest" shall mean all right, title and interest of
          ---------------------
HHLP in the Partnership, consisting of a 20% limited partnership interest in the Partnership.

          "HHLP-Shreeji Interest" shall mean all right, title and interest of
          ----------------------
HHLP in the Partnership, consisting of a 12% limited partnership interest in the Partnership.

          "HHLP-Kunj Interest" shall mean all right, title and interest of HHLP
          -------------------
in the Partnership, consisting of a 12% limited partnership interest in the Partnership.

          "HHLP-Shanti III Interest" shall mean all right, title and interest of
          -------------------------
HHLP in the Partnership, consisting of a 20% limited partnership interest in the Partnership.

          "HHLP-Devi Interest" shall mean all right, title and interest of HHLP
          -------------------
in the Partnership, consisting of a 6% limited partnership interest in the Partnership.

          "HHLP-Shah Interest" shall mean all right, title and interest of HHLP
          -------------------
in the Partnership, consisting of a 20% limited partnership interest in the Partnership.

          "HHLP-Desfor Interest" shall mean all right, title and interest of
           --------------------
HHLP in the Partnership, consisting of a 4% limited partnership interest in the Partnership.

          "HHLLC-SEL Interest" shall mean all right, title and interest of HHLLC
           ------------------
in the Partnership, consisting of a 1% general partnership interest in the Partnership.

          "Insurance Policies" shall mean those certain policies of insurance
          --------------------
described on Exhibit C attached hereto.
             ---------

          "Intangible Personal Property" shall mean all intangible personal
          ------------------------------
property owned or possessed by the Contributors and used in connection with the ownership, operation, leasing, occupancy or maintenance of the Property, including, without limitation, the right to use the trade name "Deep Creek Comfort Inn" and all variations thereof, the Authorizations, escrow accounts, insurance policies, general intangibles, business records, plans and specifications, surveys and title insurance policies pertaining to the Real Property and the Personal Property, all licenses, permits and approvals with respect to the construction, ownership, operation, leasing, occupancy or maintenance of the Property, any unpaid award for taking by condemnation or any damage to the Land by reason of a change of grade or location of or access to any street or highway, and the share of the Tray Ledger as hereinafter defined, excluding (a) any of the aforesaid rights the Acquirors elect not to acquire,
(b) the Contributors' cash on hand, in bank accounts and invested with financial institutions and (c) accounts receivable except for the above described share of the Tray Ledger.

          "Interests" shall mean the HHLP-Shree Interest, the HHLP-JSK II
          ----------
Interest, the HHLP-Shreeji Interest, the HHLP-Kunj Interest, the HHLP-Shanti III Interest, the HHLP-Devi Interest, the HHLP-Shah Interest, the HHLP-Desfor Interest and the HHLLC-SEL Interest.

          "Inventory" shall mean all "inventories  of merchandise" and
          -----------
"inventories of supplies", as such terms are defined in the Uniform System of Accounts for Hotels [9th Revised Edition] as published by the Hotel Association of New York City, Inc., as revised, and similar consumable supplies.

          "Land" shall mean that certain parcel of real estate lying and being
          ------
at 1545 Wayne Avenue, White, Indiana County, Pennsylvania, more commonly known as the Best Western Indiana, as more particularly described on Exhibit A
                                                               ---------
attached hereto, together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Contributors therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

          "Leases" shall mean those leases of real property attached as Exhibit
          --------                                                      -------
D attached hereto.
-

          "Manager" shall mean Hersha Hospitality Management L.P.
          ---------

          "Operating Agreements" shall mean the management agreements, service
          ----------------------
contracts, supply contracts, leases (other than the Leases) and other agreements, if any, in effect with respect to the construction, ownership, operation, occupancy or maintenance of the Property. All of the Operating Agreements in force and effect as of the date hereof are listed on Exhibit E
                                                                   ---------
attached hereto.

          "Organizational Documents" shall mean the current partnership
          --------------------------
agreement and certificate of limited partnership of the Partnership Contributor, true and correct copies of which are attached hereto as Exhibits F
                                                                     ----------
and G and Certificate of Organization and Operating Agreement of  the Corporate
    -
Contributor , true and correct copies of which are attached hereto as Exhibits O
                                                                      ----------
and P.
   --

          "HHLP's Organizational Documents" shall mean the current partnership
           --------------------------------
agreement and certificate of limited partnership of HHLP, true and correct copies of which are attached hereto as Exhibits F and G.
                                       ----------     -


          "HHLLC's Organizational Documents" shall mean the current Certificate
           --------------------------------
of Organization and Operating Agreement of HHLLC, true and correct copies of which are attached hereto as Exhibits O and P.
                             ----------     -

          "Owner's Title Policy" shall mean an owner's policy of title insurance
          ----------------------
issued to the Acquirors by the Title Company, pursuant to which the Title Company insures the Acquirors' ownership of fee simple title to the Real Property (including the marketability thereof) subject only to Permitted Title Exceptions. The Owner's Title Policy shall insure the Acquirors in the amount of the Consideration and shall be acceptable in form and substance to the Acquirors. The description of the Land in the Owner's Title Policy shall be by courses and distances and shall be identical to the description shown on the Survey.

          "Partnership" shall mean 1844 Associates, a Pennsylvania limited
          -------------
partnership that owns as its sole assets land and hotel improvements situate at 1545 Wayne Avenue, White, Indiana County, Pennsylvania.

          "Partnership Units" shall mean the limited partnership units of Hersha
          -------------------
Hospitality Limited Partnership.

          "Permitted Title Exceptions" shall mean those exceptions to title to
          ----------------------------
the Real Property that are satisfactory to the Acquirors as determined pursuant to Section 2.2.
   -----------

          "Property" shall mean collectively the Real Property, the Inventory,
          ----------
the Reservation System, the Tangible Personal Property and the Intangible Personal Property.

          "Real Property" shall mean the Land and the Improvements.
          ---------------

          "Reservation System" shall mean the Contributors' Reservation Terminal
          --------------------
and Reservation System equipment and software, if any.

          "Tangible Personal Property" shall mean the items of tangible personal
          ----------------------------
Property consisting of all furniture, fixtures and equipment situated on, attached to, or used in the operation of the Hotel, and all furniture, furnishings, equipment, machinery, and other personal property of every kind located on or used in the operation of the Hotel and owned by the Contributors; provided, however, that the Acquirors agree that, all Inventory shall be conveyed to the Acquirors' property manager.

          "Title Commitment" shall mean the commitment by the Title Company to
          ------------------
issue the Owner's Title Policy.

          "Title Company" shall mean Sentinel Agency,  2146 North Second Street,
          ---------------
Harrisburg, Pennsylvania, 17110, Telephone: (717) 234-2666, Fax: (717) 234-8198.

          "Tray Ledger" shall mean the final night's room revenue (revenue from
          -------------
rooms occupied as of 12:01 a.m. on the Effective Date, exclusive of food, beverage, telephone and similar charges which shall be retained by the Contributors), including any sales taxes, room taxes or other taxes thereon.

          "Utilities" shall mean public sanitary and storm sewers, natural gas,
          -----------
telephone, public water facilities, electrical facilities and all other utility facilities and services necessary for the operation and occupancy of the Property as a hotel.

     1.2     Rules of Construction.  The following rules shall apply to the
             ----------------------
construction and interpretation of this Agreement:

          (a) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.

          (b) All references herein to particular articles, sections, subsections, clauses or exhibits are references to articles, sections, subsections, clauses or exhibits of this Agreement.

          (c) The headings contained herein are solely for convenience of referenc and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

          (d) Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits hereto.


                                   ARTICLE II
                                   ----------
           CONTRIBUTION AND ACQUISITION; PAYMENT OF CONSIDERATION AND
           ----------------------------------------------------------
                            CONTINGENT CONSIDERATION
                            ------------------------

     2.1     Contribution and Acquisition.  Each of the Contributors agrees to
             -----------------------------
contribute, assign and transfer its Interest to the Acquirors and the Acquirors agree to accept each Contributor's Interest in exchange for the Consideration and in accordance with the other terms and conditions set forth herein.

     2.2     Intentionally Omitted.
             ---------------------

     2.3     Payment of the Consideration.  The consideration shall be paid to
             -----------------------------
the Contributor in the following manner:

     (a) The Acquirors shall receive a credit against the Consideration in an amount equal to the Contributors' closing costs assumed and paid for by the Acquirors pursuant to Section 6.4 hereof.

     (b) The Acquirors shall receive a credit against the Consideration in an amount equal to the outstanding balance (principal, interest, fees and the like), as of the date of Closing (approximately $1.4 Million), of the existing mortgage loan encumbering the property as such balance is evidenced by a letter from the lender, which loan the Acquirors shall take subject to or, if requested, assume.

     (c) The Acquirors shall pay the lawful money of the United States in the sum of $342,488.00.

     (d) The Acquirors shall pay the balance of the Consideration, as adjusted by the prorations pursuant to Section 6.5 hereof (approximately $457,512.00), in the form of assignment of the Partnership Units of HHLP to the Contributors.

     The parties agree that the transfer of the assets to the Acquirors pursuant to this Agreement shall be treated for federal income tax purposes as a contribution of such assets solely in exchange for partnership interests in the Partnership Contributor that qualifies as a tax-free contribution under Section 721 of the Internal revenue Code of 1986, as amended.

     2.4.     Determination of Number of Partnership Units.     For purposes of
              --------------------------------------------
determining the number of Partnership Units to be assigned by the Acquirors at the Closing, each Partnership Unit shall be deemed to have a value equal to $6.00. No fractional Partnership Units will be issued at Closing; in lieu of any such fraction, the value shall be rounded up to a whole share value.

     2.5     Contributors' Distribution of Partnership Units.   On the Closing
             -----------------------------------------------
Date, the Partnership Units shall be distributed among the Contributors , as set forth on Exhibit K attached hereto , in the amount specified on Exhibit K.
             ---------                                              ---------
On the date hereof, Contributors shall deliver or cause to be delivered to Acquirors an Investor Questionnaire and Agreement in the form attached hereto as Exhibit F (a "Questionnaire"), completed and executed by each of the
---------
Contributors. On the Closing Date, Acquirors shall issue assignment schedule along with certificates reflecting each of the Contributors' ownership of the Partnership Units. The certificates evidencing the Partnership Units will bear appropriate legends indicating (i) that the Partnership Units have not been registered under the Securities Act of 1933, as amended ("Securities Act"), and
(ii) that the Partnership Contributor's Partnership Agreement restricts the transfer of Partnership Units. The Acquirors shall assume no responsibility for any allocation of the consideration, including Partnership Units, to any of the Contributors' partners, if any. Contributors agree to hold Acquirors and its
-------------
affiliates harmless and to indemnify Acquirors and its affiliates for all costs, claims, damages and expenses, including reasonable attorney's fees, incurred by Acquirors in connection with such allocations.

     2.6     Intentionally Omitted.
             ----------------------

     2.7     Intentionally Omitted.
             ----------------------

     2.8     Redemption.  The Partnership Units may be redeemed upon delivery of
             -----------
a notice ("Redemption Notice") from the Contributors , for common shares ("Common Shares") of beneficial interest in Hersha Hospitality Trust (the "REIT") or for cash, in accordance with the Hersha Hospitality Limited Partnership Agreement, attached hereto as Exhibit M, and incorporated herein.
                                          ---------

     2.9     Registration of Common Shares.
             ------------------------------

          The Contributors acknowledge that the issuance of the Common Shares issuable upon redemption of the Partnership Units shall not have been registered under the applicable provisions of the Securities Act, as of the Closing Date. The REIT shall have the Common Shares issuable upon redemption registered in accordance with the Hersha Hospitality Limited Partnership Agreement attached hereto as Exhibit M and incorporated herein.
          ---------

2.10     Intentionally Omitted.

                                  ARTICLE III
                                  -----------
            CONTRIBUTORS' REPRESENTATIONS, WARRANTIES AND COVENANTS
            -------------------------------------------------------

     To induce the Acquirors to enter into this Agreement and to acquire the Interests, the Contributors hereby make the following representations, warranties and covenants on a joint and several basis , upon each of which the Contributors acknowledge and agree that the Acquirors is entitled to rely and has relied:

     3.1     Organization and Power.  The Partnership Contributor is  a limited
             -----------------------
partnership duly formed, validly existing and in good standing under the laws of the Commonwealth of Virginia, and the Corporate Contributor is a limited liability company duly formed, validly existing and in good standing under the laws of the Commonwealth of Virginia, and have all requisite powers and all governmental licenses, authorizations, consents and approvals necessary to carry on its business as now conducted, to own, lease and operate its properties, to execute and deliver this Agreement and any document or instrument required to be executed and delivered on behalf of the Contributors hereunder, to perform their obligations under this Agreement and any such other documents or instruments and to consummate the transactions contemplated hereby.

     3.2     Authorization, No Violations and Notices.
             -----------------------------------------

     (a) The execution, delivery and performance of this Agreement by the Contributors, and the consummation of the transactions contemplated hereby have been duly authorized, adopted and approved by the partners of the Contributors for those Contributors that are partnerships to the extent required by their organizational documents and applicable law. No other proceedings are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed by HHLP and HHLLC and is a valid and binding obligation enforceable against them in accordance with its terms.

     (b) Neither the execution, delivery, or performance by the Contributors of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Contributors with any of the provisions hereof, will:

          (i) violate, conflict with, result in a breach of any provision of, constitute a default (or an event that, which, with or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any lien, security interest, charge, or encumbrance upon any of the properties or assets of the Partnership, under any of the terms, conditions, or provisions of, its Partnership, or any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument, or obligation to which the Partnership is a party, or by which the Partnership may be bound, or to which the Partnership or its properties or assets may be subject; or

          (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule, or regulation applicable to the Partnership or its property or assets that would not be violated by the execution, delivery or performance of this Agreement or the transactions contemplated hereby by the Contributors or compliance by the Contributors with any of the provisions hereof.

     3.3     Litigation with respect to Contributors.  There is no action, suit,
             ----------------------------------------
claim or proceeding pending or, to the Contributors' knowledge, threatened against or affecting the Contributors or their assets in any court, before any arbitrator or before or by any governmental body or other regulatory authority
(i) that would adversely affect the Interests, (ii) that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the transactions contemplated hereby, or (iii) would delay the consummation of any of the transactions contemplated hereby. The Contributors are not subject to any judgment, decree, injunction, rule or order of any court relating to the Contributors' participation in the transactions contemplated by this Agreement.

     3.4     Interests.  The Interests will be free and clear of all liens and
             ----------
encumbrances on the Closing Date and the Contributors have good, merchantable title thereto and the right to convey same in accordance with the terms of this Agreement. Upon delivery of the Assignment and Assumption Agreements to the Acquirors at Closing, good valid and merchantable title to the Interests, free and clear of all liens and encumbrances, will pass to the Acquirors.

     3.5     Bankruptcy with Respect to Contributors. No Act of Bankruptcy has
             ----------------------------------------
occurred with respect to the Contributors.

     3.6     Brokerage Commission.  The Contributors have not engaged the
             ---------------------
services of, nor are they or will they or Acquirors become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transactions described herein on account of any action by the Contributors.

     3.7     The Partnership.
             ----------------

     (a) The Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite powers necessary to carry on its business as now conducted, to own, lease and operate its properties.

     (b) Neither the execution, delivery, or performance by the Contributors of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Contributors with any of the provisions hereof, will:

          (i) violate, conflict with, result in a breach of any provision of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any lien, security interest, charge, or encumbrance upon any of the properties or assets of the Partnership, under any of the terms, conditions, or provisions of, their articles of incorporation or bylaws, or any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation to which the Partnership is a party, or by which the Partnership may be bound, or to which the Partnership or its properties or assets may be subject; or

          (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule, or regulation applicable to the Partnership or any of the Partnership's properties or assets.

     (c) Except for the Contributors, no party has any interest in the Partnership or the right or option to acquire any interest in the Partnership or the property or any portion thereof. The Partnership has no subsidiaries and does not directly or indirectly own any securities of or interest in any other entity, including, without limitation, any partnership or joint venture.

     3.8     Liabilities, Debts and Obligations.  Except for the Continuing
             -----------------------------------
Liabilities, the Partnership has no liability, debt or obligation.

     3.9     Tax Matters with respect to Partnership.
             ----------------------------------------

(a) The Partnership has filed all income tax information returns on IRS Form 1065 (including K-1s for each partner) and applicable state and local income tax forms required to be filed with the United States Government and with all states and political subdivisions thereof where any such returns are required to be filed and where the failure to file such return or report would subject the Partnership or its partners to any material liability or penalty. All taxes (other than sale taxes, rental taxes or the equivalent and real property taxes) imposed by the United States, or by any foreign country, or by any state, municipality, subdivision, or instrumentality of the United States or of any foreign country or by any other taxing authority, which are due and payable by the Partnership have been paid in full or adequately provided for by reserves shown in their records and books of account and in the Partnership's financial information. The Partnership has not obtained or received any extension of time (beyond the Closing Date) for the assessment of deficiencies for any years or waived or extended the statute of limitations for the determination or collection of any tax. To the Contributors' knowledge no unassessed tax deficiency is proposed or threatened against the Partnership.

(b) All taxes, rental taxes or the equivalent, and all interest and penalties due thereon, required to be paid or collected by the Partnership in connection with the operation of the Property as of the Closing Date will have been collected and/or paid to the appropriate governmental authorities, as required or such amounts shall be pro-rated as of the Closing Date. The Partnership shall file, all necessary returns and petitions required to be filed through the Closing Date. The Partnership shall prepare and file all federal and state income tax returns for the tax period ending on the Closing Date, which shall reflect the termination for tax purposes of the Partnership. If requested by the Acquirors, the Contributors shall cause the Partnership to make an election under Section 754 of the Code for the period ending on the Closing Date.

     3.10     Contracts and Agreements.  There is no loan agreement, guarantee,
              -------------------------
note, bond, indenture and other debt instrument, lease and other contract to which the Partnership is a party or by which its assets are bound other than Permitted Title Encumbrances, the Leases, and the Operating Agreements.

     3.11     No Special Taxes.  The Contributors have no actual knowledge of,
              -----------------
nor have they received any written notice of, any special taxes or assessments relating to the Partnership or Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property.

     3.12     Compliance with Existing Laws.  The  Partnership possesses all
              ------------------------------
Authorizations, each of which is valid and in full force and effect, and, to Contributors' actual knowledge, no provision, condition or limitation of any of the Authorizations has been breached or violated. The Partnership has not misrepresented or failed to disclose any relevant fact in obtaining all Authorizations, and the Contributors have no actual knowledge of any change in the circumstances under which those Authorizations were obtained that result in their termination, suspension, modification or limitation. The Contributors have no actual knowledge, nor have they received written notice within the past three years, of any existing violation of any provision of any applicable building, zoning, subdivision, environmental or other governmental ordinance, resolution, statute, rule, order or regulation, including but not limited to those of environmental agencies or insurance boards of underwriters, with respect to the ownership, operation, use, maintenance or condition of the Property or any part thereof, or requiring any repairs or alterations other than those that have been made prior to the date hereof.

     3.13     Operating Agreements.  The Partnership has performed all of its
              ---------------------
obligations under each of the Operating Agreements and no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a material default under any of the Operating Agreements. The Partnership shall not enter into any new management agreement, maintenance or repair contract, supply contract, lease in which it is lessee or other agreements with respect to the Property, nor shall the Partnership enter into any agreements modifying the Operating Agreements, unless (a) any such agreement or modification will not bind the Acquirors or the Property after the date of Closing or (b) the Contributors have obtained the Acquirors' prior written consent to such agreement or modification, which consent shall not be unreasonably withheld or delayed.

     3.14     Warranties and Guaranties.  The Partnership shall not before
              --------------------------
Closing, release or modify any warranties or guarantees, if any, of manufacturers, suppliers and installers relating to the Improvements and the Personal Property or any part thereof, except with the prior written consent of the Acquirors, which consent shall not be unreasonably withheld or delayed. A complete list of all such warranties and guaranties in effect as of this date is attached hereto as Exhibit H.
                   ---------

     3.15     Insurance.  All of the Partnership's Insurance Policies are valid
              ----------
and in full force and effect, all premiums for such policies were paid when due and all future premiums for such policies (and any replacements thereof) shall be paid by the Partnership on or before the due date therefor. The Partnership shall pay all premiums on, and shall not cancel or voluntarily allow to expire, any of the Partnership's Insurance Policies prior to the Closing Date unless such policy is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced. The Partnership shall name the Acquirors as an additional insured on each of the Partnership's Insurance Policies.

     3.16     Condemnation Proceedings; Roadways.  The Partnership has received
              -----------------------------------
no written notice of any condemnation or eminent domain proceeding pending or threatened against the Property or any part thereof. The Contributors have no actual knowledge of any change or proposed change in the route, grade or width of, or otherwise affecting, any street or road adjacent to or serving the Real Property.

     3.17     Litigation with respect to Partnership.  Except as set forth on
              --------------------------------------
Exhibit I there is no action, suit or proceeding pending or known to be
---------
threatened against or affecting the Partnership or its property in any court, before any arbitrator or before or by any governmental agency which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other material agreement or instrument to which the Partnership are a party or by which they are bound and that is or is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of the Partnership, (c) could materially and adversely affect the ability of the Partnership perform its obligations hereunder, or under any document to be delivered pursuant hereto, (d) could create a lien on the Property, any part thereof or any interest therein, or (e) could otherwise materially adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof.

     3.18     Labor Disputes and Agreements.  The Partnership currently  has no
              -----------------------------
labor disputes pending or, threatened as to the operation or maintenance of the
Property or any part thereof.   The Partnership is not a party to any union or
other collective bargaining agreement with employees employed in connection with the ownership, operation or maintenance of the Property. The Acquirors will not be obligated to give or pay any amount to any employee of the Partnership, and the Acquirors shall not have any liability under any pension or profit sharing plan that the Partnership may have established with respect to the Property or their or its employees.

     3.19     Financial Information.  To the best of the Contributors' knowledge
              ----------------------
except as otherwise disclosed in writing to the Acquirors prior to the closing, for each of the Partnership's accounting years, when a given year is taken as a whole, all of the Partnership's financial information previously delivered or to be delivered to the Acquirors is and shall be correct and complete in all material respects and presents accurately the results of the operations of the Property for the periods indicated, except such statements do not have footnotes or schedules that may otherwise be required by GAAP. If requested by the Acquirors, Contributors will forward promptly all four-week period ending financial information they receive from the Partnership. Contributors' financial information is prepared based on information provided by the Partnership based on books and records maintained by the Partnership in accordance with the Partnership's accounting system. Partnership financial information provided by the Acquirors has been provided to the Acquirors without any changes or alteration thereto. To the best of Contributors' knowledge, since the date of the last financial statement included in the Partnership's financial information, there has been no material adverse change in the financial condition or in the operations of the Property.

     3.20     Organizational Documents.  The Partnership's Organizational
              -------------------------
Documents are in full force and effect and have not been modified or supplemented, and no fact or circumstance has occurred that, by itself or with the giving of notice or the passage of time or both, would constitute a default thereunder.

     3.21     Operation of Property.  The Contributors covenant that between the
              ---------------------
date hereof and the date of Closing they will make good faith efforts to cause the Partnership to (a) operate the Property only in the usual, regular and ordinary manner consistent with the Partnership's prior practice, (b) maintain their books of account and records in the usual, regular and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years, and (c) use all reasonable efforts to preserve intact their present business organization, keep available the services of their present officers and employees and preserve their relationships with suppliers and others having business dealings with them. The Contributors shall make good faith efforts to encourage the Partnership to continue to make good efforts to take guest room reservations and to book functions and meetings and otherwise to promote the business of the Property in generally the same manner as the Partnership did prior to the execution of this Agreement. Except as otherwise permitted hereby, from the date hereof until Closing, the Contributors shall use its good faith efforts to ensure that the Partnership shall not take any action or fail to take action the result of which
(i) would have a material adverse effect on the Property or the Acquirors' ability to continue the operation thereof after the date of Closing in substantially the same manner as presently conducted, (ii) reduce or cause to be reduced any room rents or any other charges over which Contributors have operational control, or (iii) would cause any of the representations and warranties contained in this Article III to be untrue as of Closing.
                             -----------


     3.22     Intentionally Omitted.
              ----------------------

     3.23     Bankruptcy with respect to Partnership.  No Act of Bankruptcy has
              ---------------------------------------
occurred with respect to  the Partnership.

     3.24     Hazardous Substances.  Except for matters in Partnership's or
              ---------------------
Acquirors' audits, Contributors have no knowledge: (a) of the presence of any "Hazardous Substances" (as defined below) on the Property, or any portion thereof, or, (b) of any spills, releases, discharges, or disposal of Hazardous Substances that have occurred or are presently occurring on or onto the Property, or any portion thereof, or (c) of the presence of any PCB transformers serving, or stored on, the Property, or any portion thereof, and Contributors have no actual knowledge of any failure to comply with any applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Substances (as used herein,

"Hazardous Substances" shall mean any substance or material whose presence, nature, quantity or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials is either: (1) potentially injurious to the public health, safety or welfare, the environment or the Property, (2) regulated, monitored or defined as a hazardous or toxic substance or waste by any Environmental Authority, or (3) a basis for liability of the owner of the Property to any Environmental Authority or third party, and Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil, or any products, by-products or components thereof, and asbestos). Notwithstanding anything to the contrary contained herein Contributors shall have no liability to Acquirors for any Hazardous Substances of which Contributors have no actual knowledge.

     3.25     Room Furnishings.  All public spaces, lobbies, meeting rooms, and
              -----------------
each room in the Hotel available for guest rental are furnished in accordance with Licensor's standards for the Hotel and room type.

     3.26     Intentionally Omitted.
              ---------------------

     3.27     Independent Audit.  Contributors shall provide access by
              ------------------
Acquirors' representatives, to all financial and other information relating to the Property which would be sufficient to enable them to prepare audited financial statements in conformity with Regulation S-X of the Securities and Exchange Commission (the "Commission") and to enable them to prepare report or disclosure statement for filing with the Commission. Contributors shall also provide to Acquirors' representatives a signed representative letter and a hold harmless letter, which would be sufficient to enable an independent public accountant to render an opinion on the financial statements related to the Property.

     3.28     Bulk Sale Compliance.  Contributors shall indemnify Acquirors
              ---------------------
against any claim, loss or liability arising under the bulk sales law in connection with the transaction contemplated herein.

     3.29     Intentionally Omitted.
              ---------------------

     3.30     Sufficiency of Certain Items.  The Property contains not less
              ----------------------------
than:

          (a) a sufficient amount of furniture, furnishings, color television sets, carpets, drapes, rugs, floor coverings, mattresses, pillows, bedspreads and the like, to furnish each guest room, so that each such guest room is, in fact, fully furnished; and

          (b) a sufficient amount of towels, washcloths and bed linens, so that there are three sets of towels, washcloths and linens for each guest room (one on the beds, one on the shelves, and one in the laundry), together with a sufficient supply of paper goods, soaps, cleaning supplies and other such supplies and materials, as are reasonably adequate for the current operation of the Hotel.

     3.31     Noncompetition.  If Contributors  develop or acquire other lodging
              --------------
facilities, not owned at the time of the execution of this Agreement, within 5miles of any facility owned or to be owned by the Acquirors, the Contributors shall give the Acquirors the option to purchase the facility for a period of two years following the opening or acquisition of such facility.

     3.32     Leases.  True, complete copies of the Leases, if any, are attached
              ------
as Exhibit D hereto. The Leases are, and will at Closing be, in full force and effect and Contributors, is not in default and will make good faith efforts not to be in default with respect thereto (with or without the giving of any notice and/or lapse of time). The Leases are, or will be at Closing, freely assignable by Contributors and Contributors will have obtained consents all necessary consents of any third party.

     3.33     Securities Law Matters.  Acquirors further represent and warrant
              -----------------------
that they have (i) received, reviewed, been given the opportunity to ask questions of representatives of the Operating Partnership and the REIT regarding, and understand the Acquirors' Partnership Agreement, as amended, and each filing of the REIT under the Securities Act, and (ii) Contributors and the Transferees are "accredited investors" as defined under Regulation D promulgated under the Securities Act.

     3.34     Tax Matters with Respect to Contributors.  The Contributors
              -----------------------------------------
represent and warrant that they (and each of its partners) have obtained from its own counsel advice regarding the tax consequences of (i) the transfer of the Partnership Interest to the Acquirors and the receipt of Partnership Units or lawful money of the United States as consideration therefor, (ii) the Contributors' admission as partners of the Acquirors, and (iii) any other transaction contemplated by this Agreement. The Contributors further represent and warrant that they have not relied on the Acquirors or the Acquirors' representatives or counsel for such advice.

     3.35     Noncontravention.  The execution and delivery of, and the
              -----------------
performance by the Contributors of their obligations under this Agreement do not and will not contravene, or constitute a default under, any provision of applicable law or regulation, the Contributors' Organizational Documents or any agreement, judgment, injunction, order, decree or other instrument binding upon the Contributors, or result in the creation of any lien or other encumbrance on any asset of the Contributor. There are no outstanding agreements (written or oral) pursuant to which the Contributors (or any predecessor to or representative of the Contributors) have agreed to contribute or have granted an option or right of first refusal to acquire the Property or any part thereof.

     Each of the representations, warranties and covenants contained in this
Article III and its various subparagraphs are intended for the benefit of the
-----------
Acquirors and may be waived in whole or in part, by the Acquirors, but only by an instrument in writing signed by the Acquirors. Each of said representations, warranties and covenants shall survive the closing of the transaction contemplated hereby for twenty-four (24) months, and no investigation, audit, inspection, review or the like conducted by or on behalf of the Acquirors shall be deemed to terminate the effect of any such representations, warranties and covenants, it being understood that the Acquirors has the right to rely thereon and that each such representation, warranty and covenant constitutes a material inducement to the Acquirors to execute this Agreement and to close the transaction contemplated hereby and to pay the Consideration to the Contributors. Acquirors acknowledges and agrees that, except for the representations and warranties expressly set forth herein, Acquirors is acquiring the Property "AS-IS, WHERE-IS" with no representations or warranties by or from Contributors or any of its affiliates, express or implied, or any nature whatsoever.


                                   ARTICLE IV
                                   ----------
              ACQUIRORS' REPRESENTATIONS, WARRANTIES AND COVENANTS
              ----------------------------------------------------

     To induce the Contributors to enter into this Agreement and to sell the Interests, the Acquirors hereby make the following representations, warranties and covenants with respect to the Property, upon each of which the Acquirors acknowledge and agree that the Contributors are entitled to rely and have relied:

     4.1     Organization and Power.  The Partnership Acquirors are limited
             -----------------------
partnerships duly organized, validly existing and in good standing under the laws of the Commonwealth ofPennsylvania, and have all partnership powers and all governmental licenses, authorizations, consents and approvals to carry on their businesses as now conducted and to enter into and perform their obligations under this Agreement and any document or instrument required to be executed and delivered on behalf of the Acquirors hereunder. The Corporate Acquiror is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania, and have all corporate powers and all governmental licenses, authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform its obligations under this Agreement an any document or instrument required to be executed and delivered on behalf of the Acquirors hereunder.

     4.2     Noncontravention.  The execution and delivery of this Agreement and
             -----------------
the performance by the Acquirors of their obligations hereunder do not and will not contravene, or constitute a default under, any provisions of applicable law or regulation, the Partnership Acquirors' partnership agreements or any agreements, the Corporate Acquiror's Articles of Incorporation or any agreement, judgment, injunction, order, decree or other instrument binding upon the Acquirors or result in the creation of any lien or other encumbrance on any asset of the Acquirors.

     4.3     Litigation.  There is no action, suit or proceeding, pending or
             -----------
known to be threatened, against or affecting the Acquirors in any court or before any arbitrator or before any Governmental Body which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which the Acquirors are a party or by which they are bound and that is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of the Acquirors, (c) could materially and adversely affect the ability of the Contributors to perform their obligations hereunder, or under any document to be delivered pursuant hereto, (d) could create a lien on the Property, any part thereof or any interest therein or (e) could adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof.

     4.4     Bankruptcy.  No Act of Bankruptcy has occurred with respect to the
             -----------
Acquirors.

     4.5     No Brokers.  The Acquirors have not engaged the services of, nor is
             -----------
it or will it become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transaction described herein.


                                    ARTICLE V
                                    ---------
                      CONDITIONS AND ADDITIONAL COVENANTS
                      -----------------------------------

     The Acquirors' obligations hereunder are subject to the satisfaction of the following conditions precedent and the compliance by the Contributors with the following covenants:

     5.1     Contributors' Deliveries.  The Contributors shall have delivered to
             -------------------------
the Escrow Agent or the Acquirors, as the case may be, on or before the date of Closing, all of the documents and other information required of Contributors pursuant to Section 6.2.
            -----------

     5.2     Representations, Warranties and Covenants; Obligations of
             ---------------------------------------------------------
Contributors; Certificate.  All of the Contributors' representations and
--------------------------
warranties made in this Agreement shall be true and correct as of the date hereof and as of the date of Closing as if then made, there shall have occurred no material adverse change in the financial condition of the Property since the date hereof, the Contributors shall have performed all of its material covenants and other obligations under this Agreement and the Contributors shall have executed and delivered to the Acquirors at Closing a certificate to the foregoing effect.

     5.3     Title Insurance.  Good and indefeasible fee simple title to the
             ----------------
Real Property shall be insurable as such by the Title Company at or below its regularly scheduled rates subject only to Permitted Title Exceptions as determined in accordance with Section 2.2.
                              -----------

     5.4     Intentionally Omitted.
             ---------------------

     5.5     Condition of Improvements.  The Improvements and the Tangible
             --------------------------
Personal Property (including but not limited to the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) shall be in the same condition at Closing as they are as of the date hereof, reasonable wear and tear excepted. Prior to Closing, the Contributors shall not have diminished the quality or quantity of maintenance and upkeep services heretofore provided to the Real Property and the Tangible Personal Property and the Contributors shall not have diminished the Inventory. The Contributors shall not have removed or caused or permitted to be removed any part or portion of the Real Property or the Tangible Personal Property unless the same is replaced, prior to Closing, with similar items of at least equal quality and acceptable to the Acquirors.

     5.6     Utilities.  All of the Utilities shall be installed in and
             ----------
operating at the Property, and service shall be available for the removal of garbage and other waste from the Property.

     5.7     Intentionally Omitted.
             ----------------------

     5.8     License.  From the date hereof to and including the Closing Date,
             --------
Contributors shall comply with and perform all of the duties and obligations of licensee under the License.

     5.9     Intentionally Omitted.
             ----------------------


                                   ARTICLE VI
                                   ----------
                                    CLOSING
                                    -------

     6.1     Closing.  Closing shall be held at a location that is mutually
             --------
acceptable to the parties, on or before ________, 2001.

     6.2     Contributors' Deliveries.  At Closing, the Contributors shall
             -------------------------
deliver to Acquirors all of the following instruments, each of which shall have been duly executed and, where applicable, acknowledged on behalf of the Contributors and shall be dated as of the date of Closing:

               (a)     The certificate required by Section 5.2.
                                                   -----------

               (b)     The Assignment and Assumption Agreements.

               (c) Certificate(s)/Registration of Title for any vehicle owned by the Contributors and used in connection with the Property.

               (d) Such agreements, affidavits or other documents as may be required by the Title Company to issue the Owner's Title Policy with affirmative coverage over mechanics' and materialmen's liens.

               (e)     The FIRPTA Certificates.

               (f) True, correct and complete copies of all warranties, if any, of manufacturers, suppliers and installers possessed by the Contributors and relating to the Improvements and the Personal Property, or any part thereof.

               (g) Certified copies of the Contributors' and the Partnership's Organizational Documents.

               (h) Appropriate resolutions of the partners of the Contributors, together with all other necessary approvals and consents of the Contributors, authorizing (A) the execution on behalf of the Contributors of this Agreement and the documents to be executed and delivered by the Contributors prior to, at or otherwise in connection with Closing, and (B) the performance by the Contributors of its obligations hereunder and under such documents.

               (i) Valid, final and unconditional certificate(s) of occupancy for the Real Property and Improvements, issued by the appropriate governmental authority.

               (j) The written consent of the Licensor to the transfer of the license, if applicable, and if so required.

               (k) Such proof as the Acquirors may reasonably require with respect to Contributors' compliance with the bulk sales laws or similar statutes.

               (l) A written instrument executed by the Contributors, conveying and transferring to the Acquirors all of the Contributors' right, title and interest in any telephone numbers and facsimile numbers relating to the Property, and, if the Contributors maintains a post office box, conveying to the Acquirors all of its interest in and to such post office box and the number associated therewith, so as to assure a continuity in operation and communication.

               (m) All current real estate and personal property tax bills in the Contributors' possession or under its control.

               (n) A complete set of all guest registration cards, guest transcripts, guest histories, and all other available guest information.

               (o) An updated schedule of employees, showing salaries and duties with a statement of the length of service of each such employee, brought current to a date not more than 48 hours prior to the Closing.

               (p) A complete list of all advance room reservations, functions and the like, in reasonable detail so as to enable the Acquirors to honor the Contributors' commitments in that regard.

               (q) A list of the Contributors' outstanding accounts receivable as of midnight on the date prior to the Closing, specifying the name of each account and the amount due the Contributors.

               (r)     Intentionally Omitted

               (s)     All keys for the Property.

               (t) All books, records, operating reports, appraisal reports, files and other materials in the Contributors' possession or control which are necessary in the Acquirors discretion to maintain continuity of operation of the Property.

               (u) To the extent permitted under applicable law, documents of transfer necessary to transfer to the Acquirors the Contributors' employment rating for workmens' compensation and state unemployment tax purposes.

               (v) An assignment of all warranties and guarantees from all contractors and subcontractors, manufacturers, and suppliers in effect with respect to the Improvements.

               (w)     Complete set of "as-built" drawings for the Improvements.

               (x) Such agreements, affidavits or other documents as may be required by the Title Company in order to issue affirmative mechanics lien coverage in the Owner's Title Policy for the Property.

               (y) a completed version of the Questionnaire from the Contributors and each Transferee.

               (z) Any other document or instrument reasonably requested by the Acquirors or required hereby.

     6.3     Acquirors's Deliveries.  At Closing, the Acquirors shall pay or
             -----------------------
deliver to the Contributors the following:

          (a)     The Consideration described in Section 2.3.
                                                 -----------

          (b)     The Assignment and Assumption Agreements.

          (c)     The certificates described in Section 2.5 evidencing the
                                                -----------
Transferees ownership of the Partnership Units and the admission of the Transferees as limited partners in the Acquirors.

          (d) Any other document or instrument reasonably requested by the Contributors or required hereby.

     6.4     Closing Costs.   The Contributors shall pay all legal fees and
             --------------
expenses. All filing fees for the recording or other similar taxes due with respect to the transfer of title and all charges for title insurance premiums shall be paid by the Contributors. The Contributors shall pay reasonable fees for the preparation of the documents to be delivered by the Contributors hereunder. Acquirors shall pay for the releases of any deeds of trust, mortgages and other financing encumbering the Property and for any costs associated with any corrective instruments. The Contributors shall pay all other costs, including all franchise license transfer fees, in carrying out the transactions contemplated hereunder.

     6.5     Income and Expense Allocations.  All income, except any Intangible
             -------------------------------
Personal Property, and expenses with respect to the Property, and applicable to the period of time before and after Closing, determined in accordance with sound accounting principles consistently applied, shall be allocated between the

Contributors and the Acquirors. The Contributors shall be entitled to all income (including all cash box receipts and cash credits for unused expendables), and responsible for all expenses for the period of time up to but not including 12:01 a.m. on the Closing Date, and the Acquirors shall be entitled to all income and responsible for all expenses for the period of time from, after and including the Closing Date. Only adjustments for ground rent, if applicable, and real estate taxes shall be shown on the settlement statements (with such supporting documentation as the parties hereto may require being attached as exhibits to the settlement statements) and shall increase or decrease (as the case may be) the amount payable by the Acquirors. All other such adjustments shall be made by separate agreement between the parties and shall be payable by check or wire directly between the parties. Without limiting the generality of the foregoing, the following items of income and expense shall be allocated as of the Closing Date:

          (a) Current and prepaid rents, including, without limitation, prepaid room receipts, function receipts and other reservation receipts.

          (b)     Real estate and personal property taxes.

          (c)     Amounts under the Operating Agreements.

          (d) Utility charges (including but not limited to charges for water, sewer and electricity).

          (e) Wages, vacation pay, pension and welfare benefits and other fringe benefits of all persons employed at the Property who the Acquirors elect to employ.

          (f) Value of fuel stored on the Property at the price paid for such fuel by the Contributors, including any taxes.

          (g) All prepaid reservations and contracts for rooms confirmed by Contributors prior to the Closing Date for dates after the Closing Date, all of which Acquirors shall honor.

     The Tray Ledger shall be retained by the Contributors. The Contributors shall be required to pay all sales taxes and similar impositions currently up to the Closing Date.

     Acquirors shall not be obligated to collect any accounts receivable or revenues accrued prior to the Closing Date for Contributors, but if Acquirors collect same, such amounts will be promptly remitted to Contributors in the form received.

     If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bills or tax bills), the parties shall allocate such income or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable income or expense. Any income received or expense incurred by the Contributors or the Acquirors with respect to the Property after the date of Closing shall be promptly allocated in the manner described herein and the parties shall promptly pay or reimburse any amount due. The Contributors shall pay at Closing all special assessments and taxes applicable to the Property.

     The certificates evidencing the Contributors' ownership of the Partnership Units will be dated as of the Closing Date, and the Contributors will be entitled to any dividends accruing thereon on and after the Closing Date.


                                  ARTICLE VII
                                  -----------
                           CONDEMNATION; RISK OF LOSS
                           --------------------------

     7.1     Condemnation.  In the event of any actual or threatened taking,
             -------------
pursuant to the power of eminent domain, of all or any portion of the Real Property, or any proposed sale in lieu thereof, the Contributors shall give written notice thereof to the Acquirors promptly after the Contributors learns or receives notice thereof. If all or any part of the Real Property is, or is to be, so condemned or sold, the Acquirors shall have the right to terminate this Agreement pursuant to Section 8.3. If the Acquirors elects not to
                           -----------
terminate this Agreement, all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid or assigned, as applicable, to the Acquirors at Closing.

     7.2     Risk of Loss.  The risk of any loss or damage to the Property prior
             -------------
to the Closing shall remain upon the Contributors. If any such loss or damage to more than twenty five percent (25%) of the value of the improvements occurs prior to Closing, the Acquirors shall have the right to terminate this Agreement pursuant to Section 8.3. If the Acquirors elects not to terminate this
            -----------
Agreement, all insurance proceeds and rights to proceeds arising out of such loss or damage shall be paid or assigned, as applicable, to the Acquirors at Closing.


                                  ARTICLE VIII
                                  ------------
            LIABILITY OF ACQUIRORS; INDEMNIFICATION BY CONTRIBUTORS;
            --------------------------------------------------------
                               TERMINATION RIGHTS
                               ------------------

     8.1     Liability of Acquirors. Except for any obligation expressly assumed
             ----------------------
or agreed to be assumed by the Acquirors hereunder and in the Assignment and Assumption Agreement, the Acquirors do not assume any obligation of the Contributors or any liability for claims arising out of any occurrence prior to Closing.

     8.2     Indemnification by Contributors.  The Contributors hereby
             --------------------------------
indemnifies and holds the Acquirors harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees), subject to Section 9.11 that may at any time be
                                        -------------
incurred by the Acquirors, whether before or after Closing, as a result of any breach by the Contributors of any of their representations, warranties, covenants or obligations set forth herein or in any other document delivered by the Contributors pursuant hereto.

     8.3     Termination by Acquirors. If any condition set forth herein cannot
             ------------------------
or will not be satisfied prior to Closing, or upon the occurrence of any other event that would entitle the Acquirors to terminate this Agreement and their obligations hereunder, and the Contributors fails to cure any such matter within ten business days after notice thereof from the Acquirors, the Acquirors, at their option and as their sole remedy, shall elect either (a) to terminate this Agreement and all other rights and obligations of the Contributors and the Acquirors hereunder shall terminate immediately, or (b) to waive their right to terminate and, instead, to proceed to Closing.

     8.4     Termination by Contributors.  If, prior to Closing, the Acquirors
             ----------------------------
default in performing any of their obligations under this Agreement (including their obligation to purchase the Property), and the Acquirors fail to cure any such default within ten business days after notice thereof from the Contributors, then the Contributors' sole remedy for such default shall be to terminate this Agreement.


                                   ARTICLE IX
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     9.1     Completeness; Modification.  This Agreement constitutes the entire
             ---------------------------
agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. This Agreement may be modified only by a written instrument duly executed by the parties hereto.

     9.2     Assignments.  The Acquirors may assign their rights hereunder to
             ------------
any affiliate of Acquirors without the consent of the Contributors. No such assignment shall relieve the Acquirors of any of their obligations and liabilities hereunder.

     9.3     Successors and Assigns.  The benefits and burdens of this Agreement
             -----------------------
shall inure to the benefit of and bind the Acquirors and the Contributors and their respective party hereto.

     9.4     Days.  If any action is required to be performed, or if any notice,
             ----
consent or other communication is given, on a day that is a Saturday or Sunday or a legal holiday in the jurisdiction in which the action is required to be performed or in which is located the intended recipient of such notice, consent or other communication, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first business day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references herein to a "day" or "days" shall refer to calendar days and not business days.

     9.5     Governing Law.  This Agreement and all documents referred to herein
             --------------
shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

     9.6     Counterparts.  To facilitate execution, this Agreement may be
             -------------
executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.

     9.7     Severability.  If any term, covenant or condition of this
             -------------
Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     9.8     Costs.  Regardless of whether Closing occurs hereunder, and except
             ------
as otherwise expressly provided herein, each party hereto shall be responsible for its own costs in connection with this Agreement and the transactions contemplated hereby, including without limitation fees of attorneys, engineers and accountants.

     9.9     Notices.  All notices, requests, demands and other communications
             --------
hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.

If to the Contributors:     Hasu P. Shah
-----------------------     Hersha Hospitality Trust
                            148 Sheraton Drive, Box A
                            New Cumberland, PA 17070
                            Phone:(717) 770-2405
                            Fax:(717)  774-7383

With a copy to:             Lok Mohapatra, Esquire
---------------             Shah Ray Byler, LLP
                            Penn Mutual Towers
                            510 Walnut Street, 9th Floor
                            Philadelphia. PA 19106
                            Phone:(215) 238-1045
                            Fax:(215) 238-0157

If to the Acquirors:
-------------------
                             Kiran P. Patel
                             Hersha Enterprises, Ltd.

                            148 Sheraton Drive, Box A
                            New Cumberland, PA 17070
                            Phone:(717) 770-2405
                            Fax:(717)  774-7383

With a copy to:             Lok Mohapatra, Esquire
---------------             Shah Ray Byler, LLP
                            Penn Mutual Towers
                            510 Walnut Street, 9th Floor
                            Philadelphia. PA 19106
                            Phone: (215) 238-1045
                            Fax: (215) 238-0157

Or to such other address as the intended recipient may have specified in a notice to the other party. Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other party and the Escrow Agent in a manner described in this Section.

     9.10     Incorporation by Reference.  All of the exhibits attached hereto
              ---------------------------
are by this reference incorporated herein and made a part hereof.

     9.11     Survival.  All of the representations, warranties, covenants and
              ---------
agreements of the Contributors and the Acquirors made in, or pursuant to, this Agreement, including the confidentiality provision of Article 9.15 of this Agreement, shall survive for a period of twenty-four (24) months following Closing and shall not merge into any document or instrument executed and delivered in connection herewith.

     9.12     Further Assurances.  The Contributors and the Acquirors each
              -------------------
covenant and agree to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by either party hereto for the purpose of or in connection with consummating the transactions described herein.

     9.13     No Partnership.  This Agreement does not and shall not be
              ---------------
construed to create a partnership, joint venture or any other relationship between the parties hereto except the relationship of Contributors and Acquirors specifically established hereby.

     9.14     Time of Essence.  Time is of the essence with respect to every
              ----------------
provision hereof.

     9.15    Confidentiality.  Except as hereinafter provided, from and
             ----------------
after the execution of this Agreement, the Acquirors and the Contributors shall keep the terms, conditions and provisions of this Agreement confidential and neither shall make any public announcements hereof unless the other first approves of same in writing, nor shall either disclose the terms, conditions and provisions hereof, except to persons who "need to know", such as their respective attorneys, accountants, engineers, surveyors, financiers and bankers. Notwithstanding the foregoing, it is acknowledged that the general partner of the Partnership Contributor has elected to be a real estate investment trust ("REIT") and that the REIT has sold shares and may seek to sell additional shares to the general public and that in connection therewith, the Partnership Contributor will have the absolute and unbridled right to market such securities and prepare and file all necessary or reasonably required registration statements, disclosure statements, and other papers, documents and instruments necessary or reasonably required in the Partnership Contributor's judgment and that of its attorneys and underwriters with respect to the REIT's shares with the U.S. Securities and Exchange Commission and/or similar state authorities and to cause same to become effective and to disclose therein and thus to its underwriters, to the U.S. Securities and Exchange Commission and/or to similar state authorities and to the public all of the terms, conditions and provisions of this Agreement.

     IN WITNESS WHEREOF, the Contributors and the Acquirors have caused this Agreement to be executed in their names by their respective duly-authorized representatives.

                         CONTRIBUTORS:
                         ------------

                         HERSHA HOSPITALITY LIMITED PARTNERSHIP, a
                         Virginia limited partnership

                         By:  HERSHA HOSPITALITY TRUST, a Maryland
                         business trust, its sole general partner

                         By:
                              ---------------------------------
                              Hasu P. Shah, President

                         HERSHA HOSPITALITY, LLC, a Virginia limited liability company

                         By:  HERSHA HOSPITALITY LIMITED
                              PARTNERSHIP, a Virginia limited partnership and its sole member

                         By:  HERSHA HOSPITALITY TRUST, a Maryland
                              Business trust, its sole general partner

                         By:
                              ---------------------------------
                              Hasu P. Shah, President

                         ACQUIRORS:

                         SHREE ASSOCIATES, a Pennsylvania limited partnership

                         By:
                              ---------------------------------
                               Hasu P. Shah, General Partner


                         JSK II ASSOCIATES, a Pennsylvania limited partnership


                         By:
                              ---------------------------------
                              Jay H. Shah, General Partner


                         SHREEJI ASSOCIATES, a Pennsylvania limited partnership


                         By:
                              ---------------------------------
                               Rajendra O. Gandhi, General Partner


                         KUNJ ASSOCIATES a Pennsylvania limited partnership


                         By:
                              ---------------------------------
                              Kiran P. Patel, General Partner

                         SHANTI III ASSOCIATES, a Pennsylvania limited partnership

                         By:
                              ---------------------------------
                               K. D. Patel, General Partner

                         DEVI ASSOCIATES, a Pennsylvania limited partnership


                         By:
                              ---------------------------------
                              Bharat C. Mehta, General Partner


                         NEIL H. SHAH, individually

                         By:
                              ---------------------------------
                              Neil H. Shah

                         DAVID L. DESFOR, individually

                         By:
                              ---------------------------------
                              David L. Desfor


                         SHREENATHJI ENTERPRISES, LTD., a Pennsylvania corporation


                         By:
                              ---------------------------------
                              Kiran P. Patel, Secretary

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION

                                    EXHIBIT B
                                    ---------

                              EMPLOYMENT AGREEMENTS

                                    EXHIBIT C
                                    ---------

                               INSURANCE POLICIES

                                    EXHIBIT D
                                    ---------

                                     LEASES

                                    EXHIBIT E
                                    ---------

                              OPERATING AGREEMENTS

                                    EXHIBIT F
                                    ---------

                PARTNERSHIP CONTRIBUTOR'S PARTNERSHIP AGREEMENT

                                    EXHIBIT G
                                    ---------

          PARTNERSHIP CONTRIBUTOR'S CERTIFICATE OF LIMITED PARTNERSHIP

                                    EXHIBIT H
                                    ---------

                    CONTRIBUTORS' WARRANTIES AND GUARANTIES

                                    EXHIBIT I
                                    ---------

                              LITIGATION SCHEDULE



                                      NONE

                                    EXHIBIT J
                                    ---------

                          ALLOCATION OF CONSIDERATION



Hotel:
     Land                                        $
                                                 ----------
     Tangible Personal Property
                                                 ----------
     Intangible Personal Property
                                                 ----------

                                                 ----------

TOTAL                                            $
                                                 ==========

                                    EXHIBIT K
                                    ---------


Transferee                                        Number of Partnership Units
----------                                        ---------------------------

                                    EXHIBIT L
                                    ---------

                             INVESTOR QUESTIONNAIRE

                                  AND AGREEMENT

                      AGREEMENT AND INVESTOR QUESTIONNAIRE


     THIS AGREEMENT AND INVESTOR QUESTIONNAIRE is dated as of               ,
                                                              --------------
2000 by and between                     (the "Investor") and Hersha Hospitality
                   --------------------       --------
Limited Partnership, a Virginia limited partnership (the "Partnership").
                                                          -----------

     WHEREAS, the Investor has entered into a certain Contribution Agreement
dated as of               , 2000 (the "Contribution Agreement"), pursuant to
            --------------             ----------------------
which the Investor is contributing certain assets described in the Contribution Agreement (the "Assets") in exchanges for Limited Partner Units ("Units") issued
                ------                                            -----
by the Partnership; and

     WHEREAS, in order to comply with certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act") and state
                                             --------------
securities laws, the Partnership must determine whether the Investor qualifies as an "accredited investor" (as defined in Regulation D promulgated pursuant to the Securities Act);

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Investor and the Partnership agree as follows:

     1.     REPRESENTATIONS AND AGREEMENTS OF THE INVESTOR
            ----------------------------------------------

     (a) The Investor acknowledges, represents and warrants to the Partnership that the Investor, pursuant to and by reason of the knowledge and experience of the Investor in business and financial matters in general, and investments in the same type of security or issuer as the securities of the Company in particular (which experience, education and business background is summarized in the responses to the questions set forth below), the undersigned is capable of evaluating and has in fact evaluated an investment in the Units.

     (b) The Investor acknowledges that he, she or it has had the opportunity to request, has received and reviewed, and fully understands any information the Investor deems necessary or appropriate to evaluate the merits and risks of the exchange of the Assets for the Units. The undersigned further acknowledges that he, she or it has had sufficient opportunity to ask questions of, and receive answers from, representatives of the Partnership concerning the terms of the exchange pursuant to the Contribution Agreement and the information received concerning the Partnership.

     (c) To the best of the knowledge of the undersigned, all of the statements made by the Investor in the Investor Questionnaire attached hereto as Exhibit A are true, complete and accurate.

     (d) The Investor hereby acknowledges and understands that the Units will be issued pursuant to an exemption from registration under the Securities Act and the securities laws of the state where the Investor maintains his or her domicile (if the Investor is an individual) or principal place of business (if the Investor is not a natural person), and that the Units may not be offered or sold unless first registered under the Securities Act and any applicable state securities laws or unless such offer or sale is exempt from such registration.

     (e) The Investor is acquiring the Units for investment purposes, has no current intention to sell the Units, and will not sell the Units in violation of applicable state and federal securities laws.

     (f) The Investor has full power and authority to execute and deliver this Investor Questionnaire and Agreement, the Investor Questionnaire and the Power of Attorney and to carry out the transactions contemplated hereby, and this Agreement, the Investor Questionnaire Power of Attorney constitute the valid and binding obligations of the Investor, enforceable against the Investor in accordance with their terms.

     IN WITNESS WHEREOF, the Investor and the Partnership have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the date and year first above written.

WITNESS:



--------------------------------          --------------------------------------
                                          [INVESTOR]

                                          HERSHA HOSPITALITY LIMITED PARTNERSHIP

ATTEST:                                   By:  Hersha Hospitality Trust, a
                                               Maryland business trust, its
                                               General Partner


                                          By:
--------------------------------              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                    EXHIBIT A


                  INVESTOR SUITABILITY EVALUATION QUESTIONNAIRE



1)   INVESTOR
     NAME:
                  --------------------------------------------------------

2)   INVESTOR
     ADDRESS:
                  --------------------------------------------------------
                  --------------------------------------------------------
                  --------------------------------------------------------

     ADDRESS OF
     PRINCIPAL
     RESIDENCE (IF INVESTOR IS AN INDIVIDUAL AND IF DIFFERENT FROM ABOVE):

                  --------------------------------------------------------
                  --------------------------------------------------------
                  --------------------------------------------------------
                  --------------------------------------------------------

3)   PHONE NUMBER:

     Business:
                  --------------------------

     Principal
     Residence:
                  --------------------------

4)   SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER:
                                                               -----------------

5) OCCUPATION (IF INVESTOR IS AN INDIVIDUAL) OR NATURE OF BUSINESS( IF INVESTOR IS AN ENTITY):
                        --------------------------------------------------------

6)   PREVIOUS ILLIQUID INVESTMENT ACTIVITY:

     Please describe your investment activities in illiquid investments (e.g., private placements of securities, investment partnerships, venture capital investments, real estate investments) during the past three years (Attach additional sheets if necessary):

     --------------------  ---------------------  -------------------------
      TYPE OF INVESTMENT     DATE OF INVESTMENT    AGGREGATE DOLLAR AMOUNT
     --------------------  ---------------------  -------------------------

     --------------------  ---------------------  -------------------------

     --------------------  ---------------------  -------------------------

     --------------------  ---------------------  -------------------------

     --------------------  ---------------------  -------------------------

     --------------------  ---------------------  -------------------------

     --------------------  ---------------------  -------------------------

7)  EDUCATION BACKGROUND (IF INVESTOR IS AN INDIVIDUAL):

      High School Degree
------
      College Degree     Major:
------                          ------------------
      Graduate Degree    Major:
------                          ------------------
      Other (describe):
------                  ----------------------------------------------------

8)  TYPE OF ENTITY (IF INVESTOR IS AN ENTITY)
:
Corporation
             ------
General Partnership
                     ------
Limited Partnership
                     ------
Limited Liability Company
                           ------
Limited Liability Partnership
                               ------
Trust
       ------
Other entity (describe):
                          ----------------------


EXHIBIT L
Page 2

(a) Owners of or parties in interest of such entity (add additional sheets if required):

           ---------------------  ----------------  --------------------
               NAME OF OWNER           ADDRESS       % OF ENTITY OWNED
           ---------------------  ----------------  --------------------

           ---------------------  ----------------  --------------------

           ---------------------  ----------------  --------------------

           ---------------------  ----------------  --------------------

           ---------------------  ----------------  --------------------

           ---------------------  ----------------  --------------------

     (b)  Such entity was incorporated or organized on:               and
                                                        -------------
currently exists under the laws of the state of               .
                                                --------------

     (c)  The primary purpose for which this entity was formed is:
                                                                   -------------

----------------------------------------------------------------------------

9) INVESTOR REPRESENTATIONS: Investor should initial the appropriate blanks to which an affirmative representation can be made:

      I am an individual and have a net worth, or joint net worth with my
-----
spouse, of One Million Dollars ($1,000,000) or more.

      I am an individual and have an individual income of Two Hundred Thousand
-----
Dollars ($200,000) or more in each 1998 and 1999, or a joint income with my spouse, of at least Three Hundred Thousand Dollars ($300,000) in each of same years, and reasonably expect income in such amount during 2000.

      The value of the asset(s) which I am contributing to the Partnership does
-----
not exceed Twenty Percent (20%) of my net worth or joint net worth of my spouse, if married, exclusive of personal residence, furnishings and automobiles.


EXHIBIT L
Page 3

      Investor is a private venture capital firm which is a "Business
-----
Development Company."

      Investor is a corporation, trust, partnership non-profit charitable
-----
organization or other entity with total assets greater than Five Million Dollars ($5,000,000).


EXHIBIT L
Page 4

                                    EXHIBIT M
                                    ---------

              PARTNERSHIP ACQUIRORS' LIMITED PARTNERSHIP AGREEMENT

                                    EXHIBIT N
                                    ---------

                 CORPORATE ACQUIROR'S ARTICLES OF INCORPORATION

                                    EXHIBIT O
                                    ---------

                            HERSHA HOSPITALITY, LLC

                          CERTIFICATE OF ORGANIZATION

                                    EXHIBIT P
                                    ---------

                            HERSHA HOSPITALITY, LLC

                              OPERATING AGREEMENT